PACIFIC FINANCIAL STRATEGIC CONSERVATIVE FUND

institutional class shares: pfgsx

investor class chares: pflsx

a series of Northern Lights Fund Trust

Supplement dated December 30, 2015 to the

Prospectus dated August 28, 2015

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Effective January 1, 2016, the following changes have been made:

The section titled “Fees and Expenses of the Fund” on page 10 is hereby deleted and replaced by the following:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.75%
Other Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses(1)	0.56%	0.56%
Total Annual Fund Operating Expenses	1.85%	2.35%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$188	$582	$1,001	$2,169
Investor Class	$238	$733	$1,255	$2,686

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This Supplement, and the Prospectus and Statement of Additional Information dated August 28, 2015, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling Shareholder Services at 1-888-451-TPFG.

Please retain this Supplement for future reference.